     As filed with the Securities and Exchange Commission on August 7, 2000
                                                     Registration No. 333-______
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------
                              INFORMIX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                      94-3011736
 (STATE OF INCORPORATION)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                               4100 BOHANNON DRIVE
                              MENLO PARK, CA 94025
                                 (650) 926-6300
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                -----------------
                        1994 STOCK OPTION AND AWARD PLAN
                        1997 EMPLOYEE STOCK PURCHASE PLAN
                      1998 NON-STATUTORY STOCK OPTION PLAN
                            (FULL TITLE OF THE PLANS)
                                -----------------
                                GARY LLOYD, ESQ.
                   VICE PRESIDENT, LEGAL, GENERAL COUNSEL AND
                                    SECRETARY
                               4100 BOHANNON DRIVE
                          MENLO PARK, CALIFORNIA, 94025
                                 (650) 926-6300
           (NAME, ADDRESS, AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                                -----------------
                                    COPY TO:
                             DOUGLAS H. COLLOM, ESQ.
                     WILSON SONSINI GOODRICH & ROSATI, P.C.
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300
                                -----------------
                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                                PROPOSED            PROPOSED
                                                            MAXIMUM             MAXIMUM              MAXIMUM
                                                            AMOUNT              OFFERING            AGGREGATE          AMOUNT OF
                TITLE OF SECURITIES                          TO BE               PRICE              OFFERING          REGISTRATION
                  TO BE REGISTERED                      REGISTERED (1)       PER SHARE (2)          PRICE (2)             FEE
----------------------------------------------------- -------------------- ------------------- -------------------- ---------------
Common Stock ($0.01 par value) issuable under:
----------------------------------------------------- -------------------- ------------------- -------------------- ---------------
1994 Stock Option and Award Plan                       8,000,000 shares         4.3595            34,876,000.00         9,207.26
----------------------------------------------------- -------------------- ------------------- -------------------- ---------------
1997 Employee Stock Purchase Plan                      4,000,000 shares         4.3595            17,438,000.00         4,603.63
----------------------------------------------------- -------------------- ------------------- -------------------- ---------------
1998 Non-Statutory Stock Option Plan                   5,000,000 shares         4.3595            21,797,500.00         5,754.54
----------------------------------------------------- -------------------- ------------------- -------------------- ---------------
TOTAL                                                 17,000,000 shares        $4.3595           $74,111,500.00       $19,565.44
----------------------------------------------------- -------------------- ------------------- -------------------- ---------------

(1) Solely for the purpose of calculating the registration fee, the number of shares to be registered under this Registration Statement has been broken down into three subtotals.
(2) Computed in accordance with Rule 457(h) of the Securities Act. Such computation is based on the estimated exercise price of $4.3595 per share computed in accordance with Rule 457(b) averaging the high and low prices of shares of Informix Common Stock as reported on the Nasdaq National market on August 4, 2000.


===============================================================================

         The contents of Informix's Form S-8 Registration Statement Nos. 333-31369, 333-31371, 333-61843, 333-89231 and 333-331670 as filed with the
Commission on July 16, 1997, July 16, 1997, August 19, 1998, October 18, 1999 and March 3, 2000, respectively, are incorporated herein by reference.

ITEM 8.           EXHIBITS.

               EXHIBIT
               NUMBER                           DESCRIPTION
               --------        ----------------------------------------------------------------
                 4.1           1994 Stock Option and Award Plan, as amended
                 4.2           1997 Employee Stock Purchase Plan, as amended
                 4.3           1998 Non-Statutory Stock Option Plan, as amended
                 5.1           Opinion of Counsel as to legality of securities being registered
                23.1           Consent of KPMG LLP, Independent Auditors
                23.2           Consent of Ernst & Young LLP, Independent Auditors
                23.3           Consent of Counsel (contained in Exhibit 5.1)
                24.1           Power of Attorney (see page II-4)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, Informix has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park, State of California, on this 7th day of August, 2000.

                                      INFORMIX CORPORATION

                                      By: /s/ Peter Gyenes
                                          ----------------------------------
                                          Peter Gyenes
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS PETER GYENES AND GARY LLOYD AND EACH ONE OF THEM, ACTING INDIVIDUALLY AND WITHOUT THE OTHER, AS HIS OR HER ATTORNEY-IN-FACT, EACH WITH FULL POWER OF SUBSTITUTION, FOR HIM IN ANY AND ALL CAPACITIES, TO SIGN ANY AND ALL AMENDMENTS TO THIS REGISTRATION STATEMENT ON FORM S-8, AND TO FILE THE SAME, WITH EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, HEREBY RATIFYING AND CONFIRMING ALL THAT EACH OF SAID ATTORNEYS-IN-FACT, OR HIS SUBSTITUTE OR SUBSTITUTES, MAY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                SIGNATURE                                           TITLE                                   DATE
------------------------------------------  -----------------------------------------------------      --------------
   /s/ Peter Gyenes
----------------------------------------    President and Chief Executive Officer (Principal           August 7, 2000
       Peter Gyenes                         Executive Officer) and Director

   /s/ Yon Yoon Jorden
------------------------------------------- Executive Vice President and Chief Financial Officer       August 7, 2000
       Yon Yoon Jorden                      (Principal Financial Officer)

   /s/ William F. O'Kelly
------------------------------------------  Treasurer and Vice President, Corporate                    August 7, 2000
       William F. O'Kelly                   Finance (Principal Accounting Officer)


   /s/ Leslie G. Denend
------------------------------------------  Director                                                   August 7, 2000
       Leslie G. Denend


------------------------------------------- Director
       Jean-Yves F. Dexmier

   /s/ Robert J. Finocchio, Jr.
------------------------------------------- Chairman of the Board and Director                         August 7, 2000
       Robert J. Finocchio, Jr.

   /s/ James L. Koch
------------------------------------------- Director                                                   August 7, 2000
       James L. Koch

   /s/ Thomas A. McDonnell
------------------------------------------- Director                                                   August 7, 2000
       Thomas A. McDonnell

   /s/ Robert M. Morrill
------------------------------------------- Director                                                   August 7, 2000
       Robert M. Morrill

   /s/ Cyril J. Yansouni
------------------------------------------- Director                                                   August 7, 2000
       Cyril J. Yansouni

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       -----------------------------------

                                    EXHIBITS
                       -----------------------------------

                       Registration Statement on Form S-8

                              Informix Corporation

                                 August 7, 2000

                                INDEX TO EXHIBITS


           EXHIBIT
            NUMBER                               DESCRIPTION
           -------          -----------------------------------------------------------------
              4.1           1994 Stock Option and Award Plan, as amended

              4.2           1997 Employee Stock Purchase Plan, as amended

              4.3           1998 Non-Statutory Stock Option Plan, as amended

              5.1           Opinion of Counsel as to legality of securities being registered

             23.1           Consent of KPMG LLP, Independent Auditors

             23.2           Consent of Ernst & Young LLP, Independent Auditors

             23.3           Consent of Counsel (contained in Exhibit 5.1)

             24.1           Power of Attorney (see page II-3)